Exhibit 99.1

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Robin N. Lowe Chief Financial Officer T: 345-815-9919 E: Robin.Lowe@AltisourceAMC.com

Altisource Asset Management Corporation Reports Third Quarter 2014 Results

FREDERIKSTED, U.S. Virgin Islands, November 4, 2014 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) announced today financial and operating results for the third quarter of 2014. Net income attributable to stockholders for the third quarter of 2014 totaled $17.7 million, or $6.25 per diluted share, compared to a net loss attributable to stockholders of $2.6 million, or $1.09 per share, for the third quarter of 2013.

Net income attributable to stockholders for the nine months ended September 30, 2014 totaled $37.8 million, or $13.23 per diluted share, compared to a net loss attributable to stockholders of $4.9 million, or $2.09 per diluted share, for the nine months ended September 30, 2013.

Third quarter 2014 highlights:

•	Generated management incentive fees of $19.5 million as a result of the $0.55 per share quarterly dividend declared and paid by Altisource Residential Corporation (“Residential”) to its shareholders.

•	Facilitated Residential’s first non-performing loan securitization transaction, with gross proceeds to Residential of approximately $150.0 million.

•	Managed Residential’s resolution of 1,510 loans, up 31% from the 1,156 loans it resolved in the second quarter of 2014.

•	Repurchased 54,465 shares of AAMC’s common stock, bringing the total shares purchased under our stock buy-back plan to 244,498 shares, or $231.9 million.

Chief Executive Officer Ashish Pandey stated, “We are pleased with our continued success in facilitating Residential’s increase in loan resolutions and growth of taxable income.”

“We are proud of the attractive returns that Residential has been able to generate under AAMC’s management,” said Chairman William Erbey.

Webcast and conference call
The Company will host a webcast and conference call on Tuesday, November 4, 2014, at 11:30 a.m. Eastern Time to discuss its financial results for the third quarter of 2014. The conference call will be webcast live over the internet from the Company’s website at www.altisourceamc.com and can be accessed by clicking on the “Shareholders” link.

About AAMC
AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles. Additional information is available at www.altisourceamc.com.

Forward-looking statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC’s ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of AAMC’s Registration Statement on Form 10, its Annual Report on Form 10-K, its quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended September 30, 2014	Three months ended September 30, 2013	Nine months ended September 30, 2014	Nine months ended September 30, 2013

Revenues:
Rental revenues	$469	$6	$719	$6
Net unrealized gain on mortgage loans	88,726	17,670	258,898	25,963
Net realized gain on mortgage loans	13,727	1,909	33,867	4,015
Net realized gain on re-performing mortgage loans	302	—	302	—
Net realized gain on real estate	3,310	—	4,544	—
Interest income	2,568	156	2,757	368
Total revenues	109,102	19,741	301,087	30,352
Expenses:
Residential property operating expenses	9,247	191	13,550	275
Real estate depreciation and amortization	313	4	464	4
Real estate selling costs and impairment	5,542	210	8,775	210
Mortgage loan servicing costs	21,226	2,154	49,588	3,788
Interest expense	11,699	467	24,352	1,163
General and administrative	5,435	4,895	15,578	10,798
Related party general and administrative	999	681	4,597	1,052
Total expenses	54,461	8,602	116,904	17,290
Other income (expense)	1,586	13	2,372	(6)
Income before income taxes	56,227	11,152	186,555	13,056
Income tax expense	853	—	1,428	—
Net income	55,374	11,152	185,127	13,056
Net income attributable to noncontrolling interest in consolidated affiliate	(37,676)	(13,709)	(147,371)	(17,952)
Net income (loss) attributable to common stockholders	$17,698	$(2,557)	$37,756	$(4,896)

Earnings (loss) per share of common stock – basic:
Earnings (loss) per basic share	$7.91	$(1.09)	$16.51	$(2.09)
Weighted average common stock outstanding – basic	2,238,225	2,348,040	2,286,451	2,344,923
Earnings (loss) per share of common stock – diluted:
Earnings (loss) per diluted share	$6.25	$(1.09)	$13.23	$(2.09)
Weighted average common stock outstanding – diluted	2,831,617	2,348,040	2,853,751	2,344,923

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2014	December 31, 2013
Assets:
Real estate held for use:
Land (from consolidated VIE)	$9,865	$478
Rental residential properties (net of accumulated depreciation of $484 and $24, respectively - from consolidated VIE)	38,470	3,092
Real estate owned (from consolidated VIE)	370,733	32,332
Total real estate held for use, net	419,068	35,902
Real estate assets held for sale (from consolidated VIE)	40,985	1,186
Mortgage loans (from consolidated VIE)	2,071,505	1,207,163
Mortgage loans held for sale (from consolidated VIE)	143,197	—
Cash and cash equivalents (including from consolidated VIE $76,027 and $115,988, respectively)	91,824	140,000
Restricted cash	12,033	5,878
Accounts receivable (including from consolidated VIE $871 and $1,428, respectively)	1,493	1,428
Related party receivables (from consolidated VIE)	19,254	9,260
Deferred leasing and financing costs, net (from consolidated VIE)	3,688	2,293
Prepaid expenses and other assets (including from consolidated VIE $5,304 and $1,542, respectively)	6,847	1,994
Total assets	$2,809,894	$1,405,104
Liabilities:
Repurchase agreements (from consolidated VIE)	$1,258,329	$602,382
Other secured borrowings	150,000	—
Accounts payable and accrued liabilities (including from consolidated VIE $14,577 and $4,952, respectively)	16,146	6,872
Related party payables (including from consolidated VIE $6,489 and $1,409, respectively)	6,907	2,883
Total liabilities	1,431,382	612,137
Commitments and contingencies
Redeemable preferred stock:
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of September 30, 2014 and none issued or outstanding as of December 31, 2013; redemption value $250,000	248,875	—
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,450,840 and 2,200,330 shares issued and outstanding, respectively as of September 30, 2014 and 2,354,774 shares issued and outstanding as of December 31, 2013	25	24
Additional paid-in capital	17,246	12,855
Retained earnings (accumulated deficit)	32,303	(5,339)
Treasury stock, at cost, 250,510 shares as of September 30, 2014 and none as of December 31, 2013	(236,751)	—
Total stockholders' equity	(187,177)	7,540
Noncontrolling interest in consolidated affiliate	1,316,814	785,427
Total equity	1,129,637	792,967
Total liabilities and equity	$2,809,894	$1,405,104

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended September 30, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$469	$—	$—	$—	$469
Net unrealized gain on mortgage loans	88,726	—	—	—	88,726
Net realized gain on mortgage loans	13,727	—	—	—	13,727
Net realized gain on re-performing mortgage loans	302	—	—	—	302
Net realized gain on real estate	3,310	—	—	—	3,310
Interest income	2,568	—	—	—	2,568
Incentive management fee	—	—	19,503	(19,503)	—
Expense reimbursements	—	—	1,801	(1,801)	—
Total revenues	109,102	—	21,304	(21,304)	109,102
Expenses:
Residential property operating expenses	9,247	—	—	—	9,247
Real estate depreciation and amortization	313	—	—	—	313
Real estate selling costs and impairment	5,542	—	—	—	5,542
Mortgage loan servicing costs	21,226	—	—	—	21,226
Interest expense	11,699	—	—	—	11,699
General and administrative	1,819	286	3,330	—	5,435
Related party general and administrative	21,530	210	563	(21,304)	999
Total expenses	71,376	496	3,893	(21,304)	54,461
Other income	—	1,586	—	—	1,586
Income before income taxes	37,726	1,090	17,411	—	56,227
Income tax expense	50	—	803	—	853
Net income	37,676	1,090	16,608	—	55,374
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(37,676)	(37,676)
Net income attributable to common stockholders	$37,676	$1,090	$16,608	$(37,676)	$17,698

Altisource Asset Management Corporation
Consolidating Statement of Operations
Nine months ended September 30, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$719	$—	$—	$—	$719
Net unrealized gain on mortgage loans	258,898	—	—	—	258,898
Net realized gain on mortgage loans	33,867	—	—	—	33,867
Net realized gain on re-performing mortgage loans	302	—	—	—	302
Net realized gain on real estate	4,544	—	—	—	4,544
Interest income	2,757	—	—	—	2,757
Incentive management fee	—	—	44,129	(44,129)	—
Expense reimbursements	—	—	5,580	(5,580)	—
Total revenues	301,087	—	49,709	(49,709)	301,087
Expenses:
Residential property operating expenses	13,550	—	—	—	13,550
Real estate depreciation and amortization	464	—	—	—	464
Real estate selling costs and impairment	8,775	—	—	—	8,775
Mortgage loan servicing costs	49,588	—	—	—	49,588
Interest expense	24,352	—	—	—	24,352
General and administrative	5,665	381	9,532	—	15,578
Related party general and administrative	51,629	731	1,946	(49,709)	4,597
Total expenses	154,023	1,112	11,478	(49,709)	116,904
Other income	383	1,985	4	—	2,372
Income (loss) before income taxes	147,447	873	38,235	—	186,555
Income tax expense	76	—	1,352	—	1,428
Net income (loss)	147,371	873	36,883	—	185,127
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(147,371)	(147,371)
Net income (loss) attributable to common stockholders	$147,371	$873	$36,883	$(147,371)	$37,756

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended September 30, 2013
(In thousands, unaudited)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$6	$—	$—	$6
Net unrealized gain on mortgage loans	17,670	—	—	17,670
Net realized gain on mortgage loans	1,909	—	—	1,909
Interest income	156	—	—	156
Incentive management fee	—	51	(51)	—
Expense reimbursements	—	1,307	(1,307)	—
Total revenues	19,741	1,358	(1,358)	19,741
Expenses:
Residential property operating expenses	191	—	—	191
Real estate depreciation and amortization	4	—	—	4
Real estate selling costs and impairment	210	—	—	210
Mortgage loan servicing costs	2,154	—	—	2,154
Interest expense	467	—	—	467
General and administrative	980	3,915	—	4,895
Related party general and administrative	2,039	—	(1,358)	681
Total expenses	6,045	3,915	(1,358)	8,602
Other income	13	—	—	13
Net income (loss)	13,709	(2,557)	—	11,152
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(13,709)	(13,709)
Net income (loss) attributable to common stockholders	$13,709	$(2,557)	$(13,709)	$(2,557)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Nine months ended September 30, 2013
(In thousands, unaudited)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$6	$—	$—	$6
Net unrealized gain on mortgage loans	25,963	—	—	25,963
Net realized gain on mortgage loans	4,015	—	—	4,015
Interest income	368	—	—	368
Incentive management fee	—	51	(51)	—
Expense reimbursements	—	3,371	(3,371)	—
Total revenues	30,352	3,422	(3,422)	30,352
Expenses:
Residential property operating expenses	275	—	—	275
Real estate depreciation and amortization	4	—	—	4
Real estate selling costs and impairment	210	—	—	210
Mortgage loan servicing costs	3,788	—	—	3,788
Interest expense	1,163	—	—	1,163
General and administrative	2,480	8,318	—	10,798
Related party general and administrative	4,474	—	(3,422)	1,052
Total expenses	12,394	8,318	(3,422)	17,290
Other expense	(6)	—	—	(6)
Net income (loss)	17,952	(4,896)	—	13,056
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(17,952)	(17,952)
Net income (loss) attributable to common stockholders	$17,952	$(4,896)	$(17,952)	$(4,896)

Altisource Asset Management Corporation
Consolidating Balance Sheet
September 30, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate held for use:
Land	$9,865	$—	$—	$—	$9,865
Rental residential properties, net	38,470	—	—	—	38,470
Real estate owned	370,733	—	—	—	370,733
Total real estate held for use, net	419,068	—	—	—	419,068
Real estate assets held for sale	40,985	—	—	—	40,985
Mortgage loans	2,071,505	—	—	—	2,071,505
Mortgage loans held for sale	143,197	—	—	—	143,197
Cash and cash equivalents	76,027	5,899	9,898	—	91,824
Restricted cash	12,033	—	—	—	12,033
Accounts receivable	874	612	7	—	1,493
Related party receivables	19,254	15,000	49,338	(64,338)	19,254
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	3,688	—	—	—	3,688
Prepaid expenses and other assets	5,305	36	1,506	—	6,847
Total assets	$2,809,936	$21,547	$62,749	$(84,338)	$2,809,894
Liabilities:
Repurchase agreements	$1,258,329	$—	$—	$—	$1,258,329
Other secured borrowings	165,000	—	—	(15,000)	150,000
Accounts payable and accrued liabilities	14,577	21	1,548	—	16,146
Related party payables	55,216	731	298	(49,338)	6,907
Total liabilities	1,493,122	752	1,846	(64,338)	1,431,382
Commitments and contingencies	—	—	—	—	—
Preferred stock	—	—	248,875	—	248,875
Equity:
Common stock	572	—	25	(572)	25
Additional paid-in capital	1,227,021	20,000	17,246	(1,247,021)	17,246
Retained earnings (accumulated deficit)	89,221	795	31,508	(89,221)	32,303
Treasury stock	—	—	(236,751)	—	(236,751)
Total stockholders' equity	1,316,814	20,795	(187,972)	(1,336,814)	(187,177)
Noncontrolling interest in consolidated affiliate	—	—	—	1,316,814	1,316,814
Total equity	1,316,814	20,795	(187,972)	(20,000)	1,129,637
Total liabilities and equity	$2,809,936	$21,547	$62,749	$(84,338)	$2,809,894

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$478	$—	$—	$—	$478
Rental residential properties, net	3,092	—	—	—	3,092
Real estate owned	32,332	—	—	—	32,332
Total real estate held for use, net	35,902	—	—	—	35,902
Real estate assets held for sale	1,186	—	—	—	1,186
Mortgage loans	1,207,163	—	—	—	1,207,163
Cash and cash equivalents	115,988	19,923	4,089	—	140,000
Restricted cash	5,878	—	—	—	5,878
Accounts receivable	1,428	—	—	—	1,428
Related party receivables	9,260	—	4,486	(4,486)	9,260
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	2,293	—	—	—	2,293
Prepaid expenses and other assets	1,542	—	452	—	1,994
Total assets	$1,398,640	$19,923	$11,027	$(24,486)	$1,405,104
Liabilities:
Repurchase agreement	$602,382	$—	$—	$—	$602,382
Accounts payable and accrued liabilities	4,952	—	1,920	—	6,872
Related party payables	5,879	—	1,490	(4,486)	2,883
Total liabilities	613,213	—	3,410	(4,486)	612,137
Commitments and contingencies	—	—	—	—	—
Equity:
Common stock	423	—	24	(423)	24
Additional paid-in capital	758,584	20,000	12,855	(778,584)	12,855
Retained earnings (accumulated deficit)	26,420	(77)	(5,262)	(26,420)	(5,339)
Total stockholders' equity	785,427	19,923	7,617	(805,427)	7,540
Noncontrolling interest in consolidated affiliate	—	—	—	785,427	785,427
Total equity	785,427	19,923	7,617	(20,000)	792,967
Total liabilities and equity	$1,398,640	$19,923	$11,027	$(24,486)	$1,405,104